UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2012

GREAT WALL BUILDERS LTD.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation)

333-153182

(Commission File No.)

Via Kennedy 16/a Cap 40069, Bologna, Italy

(Address of principal executive offices and Zip Code)

43-1-230603635

(Registrant’s telephone number, including area code)

117 South US Highway, Vero Beach, FL 32962

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

Effective immediately, the Company has moved its corporate offices to the following address:

Via Kennedy 16/a Cap 40069

Bologna, Italy

+43-1-230603635 (Office)

+43-1-230603636 (Fax)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of May, 2012.

GREAT WALL BUILDERS LTD.

BY:	/s/ Daniele Brazzi
Daniele Brazzi
President